                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 17, 2005
                                                 (October 12, 2005)
                                                --------------------------------

                               ELECSYS CORPORATION
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             (Exact name of registrant as specified in its charter)

           KANSAS                        0-22760                 48-1099142
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

         15301 W. 109th Street  Lenexa, Kansas                       66219
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       (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code         (913) 647-0158
                                                   -----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 4.01 Changes in Registrant's Certifying Accountant.

     On October 12, 2005,  Elecsys  Corporation  (the "Company")  notified Mayer
Hoffman McCann P.C. ("Mayer Hoffman  McCann") that the Board of Directors,  upon the  recommendation of the Company's Audit Committee,  approved a resolution (i)
replacing Mayer Hoffman McCann, who were dismissed as the Company's  independent auditors  effective October 12, 2005, and (ii) engaging  McGladrey & Pullen, LLP
("McGladrey  & Pullen") as the  Company's  independent  auditors for purposes of auditing the Company's financial statements for the fiscal year ending April 30,
2006.

     The audit report of Mayer Hoffman McCann on the financial statements of the
Company  for the fiscal  year ended  April 30,  2005 did not  contain an adverse opinion or a  disclaimer  of opinion,  and was not  qualified  or modified as to uncertainty, audit scope or accounting principles.

     In connection with its audit for the most recent fiscal year and subsequent interim period,  there have been no  disagreements  with Mayer Hoffman McCann on any matter of accounting principle or practice,  financial statement disclosure, or auditing  scope or  procedure,  which  disagreements  if not  resolved to the satisfaction of Mayer Hoffman McCann would have caused them to make reference to them in their report on the financial statements for that year.

     The  Company  did  not  consult  with  McGladrey  &  Pullen  regarding  the application  of accounting  principles to a specific  transaction or the type of audit opinion that might be rendered on the financial statements of the Company, and no written or oral  advice was  provided  by  McGladrey  & Pullen that was a factor  considered  by the Company in  reaching a decision as to an  accounting, auditing or financial reporting issue prior to October 12, 2005.

     The Company has provided  Mayer Hoffman McCann with a copy of this Form 8-K and  requested  that Mayer  Hoffman  McCann  furnish the Company  with a letter, addressed to the Securities and Exchange  Commission,  stating whether or not it agrees with the above  statements and, if not,  stating the respects in which it does not agree.  A copy of such letter is filed Under Item 9.01 of this Form 8-K as Exhibit 16.1.

     A copy of the press release issued by the Company  announcing the change in the Company's auditor is filed Under Item 9.01 of this Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

     (c)  EXHIBITS. The following exhibits are filed herewith:

     16.1    Letter from Mayer Hoffman McCann P.C. dated October 17, 2005.

     99.1    Press Release dated October 17, 2005.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date: October 17, 2005
                                       ELECSYS CORPORATION

                                       By: /s/ Todd A. Daniels
                                          --------------------------------------
                                           Todd A. Daniels
                                           Vice President and Chief Financial
                                           Officer

                                  EXHIBIT INDEX

Exhibit Number                              Description
--------------      ------------------------------------------------------------
    16.1            Letter from Mayer Hoffman McCann P.C. dated October 17, 2005

    99.1            Press release dated October 17, 2005